REPAY Reports Fourth Quarter and Full Year 2024 Financial Results

Gross Profit Growth of 2% in Q4 and 6% Full Year 2024

Strong Adjusted EBITDA Growth and Accelerated Free Cash Flow Conversion during 2024

Announces Strategic Review Process, including Potential Strategic Alternatives

ATLANTA, March 3, 2025 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its fourth quarter and full year ended December 31, 2024.

Fourth Quarter 2024 Financial Highlights

($ in millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YoY Change
Revenue	$76.0	$80.7	$74.9	$79.1	$78.3	3%
Gross profit (1)	58.7	61.5	58.6	61.6	59.7	2%
Net (loss) income (2)	(77.7)	(5.4)	(4.2)	3.2	(4.0)	–
Adjusted EBITDA (3)	33.5	35.5	33.7	35.1	36.5	9%
Net cash provided by operating activities	34.9	24.8	31.0	60.1	34.3	(2%)
Free Cash Flow (3)	21.8	13.7	19.3	48.8	23.5	8%
Free Cash Flow Conversion (3)	65%	38%	57%	139%	64%

(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
During the fourth quarter of 2023, Net loss was impacted by a $75.7 million goodwill impairment loss. Further information about this non-cash impairment loss can be found in our Annual Report on Form 10-K for the year ended December 31, 2024.
(3)
Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion to their most comparable GAAP measure provided below for additional information.

“Q4 closed out the year with another quarter of profitable growth at REPAY,” said John Morris, CEO of REPAY. “Our full year results showcased our resilient business model with strong double digit Adjusted EBITDA growth and accelerating Free Cash Flow Conversion from 42% in 2023 to 75% in 2024. As we reflect on the accomplishments we achieved in 2024 and turn to 2025, we remain dedicated to delivering the best payment experience for our clients and creating value by facilitating the ongoing secular shift to more digital payment flows.

REPAY has built our technology platform to scale both organically and inorganically, with the potential to benefit from additional opportunities ahead. With the Board’s support, we have commenced a comprehensive strategic review, with the assistance of outside advisors, to assess a full range of alternatives aimed at capturing shareholder value. The review includes evaluating opportunities to further strengthen REPAY’s position in the verticals we serve, adjacent end markets, GTM strategy, relationships with our partners, and capital allocation. This strategic review may also include consideration of various strategic alternatives, including M&A, a sale or take private of the Company and other structural changes, transactions and alternatives that could enhance shareholder value.”

REPAY has not set a deadline for the completion of the review process, and there can be no assurance that the strategic review will result in any particular outcome, transaction, or other strategic alternative. REPAY does not intend to comment further or provide updates regarding the strategic review until it has been completed, unless the Company determines that additional disclosure is appropriate or required by law.

Fourth Quarter 2024 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and sustained growth across REPAY's diversified business model.

•
2% year-over-year gross profit growth in Q4
•
Consumer Payments gross profit declined approximately 5% year-over-year which was partially impacted from clients rolling off during the fourth quarter
•
Business Payments gross profit growth of approximately 60% year-over-year as we benefited from strong contributions in our political media vertical
•
Accelerated AP supplier network to over 360,000, an increase of approximately 38% year-over-year
•
Added four new integrated software partners to bring the total to 280 software relationships as of the end of the fourth quarter
•
Instant funding volumes increased by approximately 34% year-over-year
•
Added 16 new credit unions bringing total credit union clients to 329

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable REPAY’S clients to collect payments from and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended December 31,			Year Ended December 31,
($ in thousand)	2024 (Unaudited)	2023 (Unaudited)	% Change	2024	2023	% Change
Revenue
Consumer Payments	$66,349	$71,124	(7%)	$280,966	$275,708	2%
Business Payments	17,357	9,850	76%	52,923	38,058	39%
Elimination of intersegment revenues	(5,435)	(4,987)		(20,847)	(17,139)
Total revenue	$78,271	$75,987	3%	$313,042	$296,627	6%
Gross profit (1)
Consumer Payments	$53,081	$56,168	(5%)	$223,107	$216,096	3%
Business Payments	12,069	7,545	60%	39,146	27,967	40%
Elimination of intersegment revenues	(5,435)	(4,987)		(20,847)	(17,139)
Total gross profit	$59,715	$58,726	2%	$241,406	$226,924	6%

Total gross profit margin (2)	76%	77%		77%	77%
(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Gross profit margin represents total gross profit / total revenue.

Conference Call

REPAY will host a conference call to discuss fourth quarter and full year 2024 financial results today, March 3, 2025 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13750988. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on business disposition, gain on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, such as loss on business disposition, gain on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three months and years ended December 31, 2024 and 2023 (excluding shares subject to forfeiture). Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, Free Cash Flow and Free Cash Flow Conversion provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the strategic review process, REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024 and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: risks or uncertainties relating to the outcome or timing of REPAY’s strategic review process, exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

	Three Months ended December 31,		Year ended December 31,
($ in thousands, except per share data)	2024 (Unaudited)	2023 (Unaudited)	2024	2023
Revenue	$78,271	$75,987	$313,042	$296,627
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$18,556	17,261	$71,636	$69,703
Selling, general and administrative	36,503	36,679	145,466	148,653
Depreciation and amortization	24,382	24,711	103,710	103,857
Loss on business disposition	—	—	—	10,027
Impairment loss	—	75,750	—	75,800
Total operating expenses	$79,441	$154,401	$320,812	$408,040
Loss from operations	$(1,170)	$(78,414)	$(7,770)	$(111,413)
Other income (expense)
Interest income	1,629	1,260	5,992	2,822
Interest expense	(3,134)	(895)	(7,873)	(3,870)
Gain on extinguishment of debt	—	—	13,136	—
Change in fair value of tax receivable liability	(1,785)	(2,903)	(14,543)	(6,619)
Other income (loss)	76	(145)	138	(455)
Total other income (expense)	(3,214)	(2,683)	(3,150)	(8,122)
Income (loss) before income tax benefit (expense)	(4,384)	(81,097)	(10,920)	(119,535)
Income tax benefit (expense)	426	3,423	575	2,115
Net income (loss)	$(3,958)	$(77,674)	$(10,345)	$(117,420)
Net loss attributable to non-controlling interest	158	(4,387)	(189)	(6,930)
Net income (loss) attributable to the Company	$(4,116)	$(73,287)	$(10,156)	$(110,490)

Weighted-average shares of Class A common stock outstanding - basic	88,392,571	91,206,870	89,915,137	90,048,638
Weighted-average shares of Class A common stock outstanding - diluted	88,392,571	91,206,870	89,915,137	90,048,638

Income (loss) per Class A share - basic	$(0.05)	$(0.80)	$(0.11)	$(1.23)
Income (loss) per Class A share - diluted	$(0.05)	$(0.80)	$(0.11)	$(1.23)

Consolidated Balance Sheets

($ in thousands)	December 31, 2024	December 31, 2023
Assets
Cash and cash equivalents	$189,530	$118,096
Current restricted cash	35,654	11,324
Accounts receivable, net	32,950	36,017
Prepaid expenses and other	17,114	15,209
Total current assets	275,248	180,646

Property and equipment, net	2,383	3,133
Noncurrent restricted cash	11,525	14,725
Intangible assets, net	389,034	447,141
Goodwill	716,793	716,793
Operating lease right-of-use assets, net	11,142	8,023
Deferred tax assets	163,283	146,872
Other assets	2,500	2,500
Total noncurrent assets	1,296,660	1,339,187
Total assets	$1,571,908	$1,519,833

Liabilities
Accounts payable	$28,912	$22,030
Accrued expenses	55,501	32,906
Current operating lease liabilities	1,230	1,629
Current tax receivable agreement ($2,413 and $68 held for related parties as of December 31, 2024 and December 31, 2023, respectively)	16,337	580
Other current liabilities	267	318
Total current liabilities	102,247	57,463

Long-term debt	496,778	434,166
Noncurrent operating lease liabilities	10,507	7,247
Tax receivable agreement, net of current portion ($25,134 and $25,348 held for related parties as of December 31, 2024 and December 31, 2023, respectively)	187,308	188,331
Other liabilities	1,899	1,838
Total noncurrent liabilities	696,492	631,582
Total liabilities	$798,739	$689,045

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized, 93,732,227 issued and 88,239,494 outstanding as of December 31, 2024; 92,220,494 issued and 90,803,984 outstanding as of December 31, 2023	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of December 31, 2024 and 2023	—	—
Treasury stock, 1,416,510 and 1,416,510 shares as of December 31, 2024 and December 31, 2023, respectively	(53,782)	(12,528)
Additional paid-in capital	1,148,871	1,151,324
Accumulated deficit	(333,826)	(323,670)
Total Repay stockholders’ equity	761,272	815,135
Non-controlling interests	11,897	15,653
Total equity	$773,169	$830,788
Total liabilities and equity	$1,571,908	$1,519,833

Consolidated Statements of Cash Flows

	Year Ended December 31,
($ in thousands)	2024	2023
Cash flows from operating activities
Net income (loss)	$(10,345)	$(117,420)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	103,710	103,857
Stock based compensation	24,388	22,156
Amortization of debt issuance costs	3,030	2,847
Loss on business disposition	—	10,027
Gain on extinguishment of debt	(13,136)	—
Other loss	—	238
Fair value change in tax receivable agreement liability	14,543	6,619
Impairment loss	—	75,800
Deferred tax expense (benefit)	(2,490)	(3,594)
Change in accounts receivable, net	3,067	(3,986)
Change in prepaid expenses and other	(1,905)	2,936
Change in operating lease ROU assets	(3,119)	1,328
Change in accounts payable	6,882	(189)
Change in accrued expenses and other	22,594	3,890
Change in operating lease liabilities	2,861	(1,388)
Change in other liabilities	10	493
Net cash provided by operating activities	150,090	103,614

Cash flows from investing activities
Purchases of property and equipment	(989)	(733)
Purchases of intangible assets	—	(13,545)
Capitalized software development costs	(43,864)	(50,083)
Proceeds from sale of business, net of cash retained	—	40,273
Net cash used in investing activities	(44,853)	(24,088)

Cash flows from financing activities
Issuance of long-term debt	287,500	—
Payments on long-term debt	(205,150)	(20,000)
Payments of debt issuance costs	(9,631)	—
Payments for tax withholding related to shares vesting under Incentive Plan and ESPP	(2,131)	(1,891)
Treasury shares repurchased	(41,541)	(2,528)
Stock options exercised	395	—
Distributions to Members	(2,349)	(3,525)
Purchase of capped calls related to issuance of the 2029 Notes	(39,186)	—
Payment of Tax Receivable Agreement (“TRA”)	(580)	—
Payments of contingent consideration up to acquisition date fair value	—	(1,000)
Net cash used in financing activities	(12,673)	(28,944)

Increase in cash, cash equivalents and restricted cash	92,564	50,582
Cash, cash equivalents and restricted cash at beginning of period	$144,145	$93,563
Cash, cash equivalents and restricted cash at end of period	$236,709	$144,145

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$4,843	$1,024
Income taxes	$2,811	$1,330

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended December 31, 2024 and 2023

(Unaudited)

	Three Months Ended December 31,
($ in thousands)	2024	2023
Revenue	$78,271	$75,987
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$18,556	$17,261
Selling, general and administrative	36,503	36,679
Depreciation and amortization	24,382	24,711
Impairment loss	—	75,750
Total operating expenses	$79,441	$154,401
Loss from operations	$(1,170)	$(78,414)
Other income (expense)
Interest income	1,629	1,260
Interest expense	(3,134)	(895)
Change in fair value of tax receivable liability	(1,785)	(2,903)
Other income (loss)	76	(145)
Total other income (expense)	(3,214)	(2,683)
Income (loss) before income tax benefit (expense)	(4,384)	(81,097)
Income tax benefit (expense)	426	3,423
Net income (loss)	$(3,958)	$(77,674)

Add:
Interest income	(1,629)	(1,260)
Interest expense	3,134	895
Depreciation and amortization (a)	24,382	24,711
Income tax (benefit) expense	(426)	(3,423)
EBITDA	$21,503	$(56,751)

Non-cash impairment loss (b)	—	75,750
Non-cash change in fair value of assets and liabilities (c)	1,785	3,778
Share-based compensation expense (d)	5,921	5,899
Transaction expenses (e)	297	921
Restructuring and other strategic initiative costs (f)	5,524	3,372
Other non-recurring charges (g)	1,440	520
Adjusted EBITDA	$36,470	$33,489

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months ended
(in $ thousands)	March 31, 2024	June 30, 2024	September 30, 2024
Net income (loss)	$(5,365)	$(4,237)	$3,215

Add:
Interest expense (income), net	(380)	(554)	1,310
Depreciation and amortization (a)	27,028	26,771	25,529
Income tax (benefit) expense	302	(1,975)	1,524
EBITDA	$21,585	$20,005	$31,578

Gain on extinguishment of debt (i)	—	—	(13,136)
Non-cash change in fair value of assets and liabilities (c)	2,913	3,366	6,479
Share-based compensation expense (d)	6,923	5,874	6,477
Transaction expenses (e)	677	414	937
Restructuring and other strategic initiative costs (f)	2,184	2,584	2,202
Other non-recurring charges (g)	1,231	1,485	562
Adjusted EBITDA	$35,513	$33,728	$35,099

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Years Ended December 31, 2024 and 2023

(Unaudited)

	Year Ended December 31,
($ in thousands)	2024	2023
Revenue	$313,042	$296,627
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$71,636	$69,703
Selling, general and administrative	145,466	148,653
Depreciation and amortization	103,710	103,857
Loss on business disposition	—	10,027
Impairment loss	—	75,800
Total operating expenses	$320,812	$408,040
Loss from operations	$(7,770)	$(111,413)
Interest income	5,992	2,822
Interest expense	(7,873)	(3,870)
Gain on extinguishment of debt	13,136	—
Change in fair value of tax receivable liability	(14,543)	(6,619)
Other income (loss)	138	(455)
Total other income (expense)	(3,150)	(8,122)
Income (loss) before income tax benefit (expense)	(10,920)	(119,535)
Income tax benefit (expense)	575	2,115
Net income (loss)	$(10,345)	$(117,420)

Add:
Interest income	(5,992)	(2,822)
Interest expense	7,873	3,870
Depreciation and amortization (a)	103,710	103,857
Income tax (benefit) expense	(575)	(2,115)
EBITDA	$94,671	$(14,630)

Loss on business disposition (h)	—	10,027
Gain on extinguishment of debt (i)	(13,136)	—
Non-cash change in fair value of contingent consideration (j)	—	—
Non-cash impairment loss (b)	—	75,800
Non-cash change in fair value of assets and liabilities (c)	14,543	7,494
Share-based compensation expense (d)	25,195	22,156
Transaction expenses (e)	2,325	8,523
Restructuring and other strategic initiative costs (f)	12,494	11,908
Other non-recurring charges (g)	4,718	5,528
Adjusted EBITDA	$140,810	$126,806

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended December 31, 2024 and 2023

(Unaudited)

	Three Months Ended December 31,
($ in thousands)	2024	2023
Revenue	$78,271	$75,987
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$18,556	$17,261
Selling, general and administrative	36,503	36,679
Depreciation and amortization	24,382	24,711
Change in fair value of contingent consideration	—	—
Impairment loss	—	75,750
Total operating expenses	$79,441	$154,401
Loss from operations	$(1,170)	$(78,414)
Interest income	1,629	1,260
Interest expense	(3,134)	(895)
Change in fair value of tax receivable liability	(1,785)	(2,903)
Other income (loss)	76	(145)
Total other income (expense)	(3,214)	(2,683)
Income (loss) before income tax benefit (expense)	(4,384)	(81,097)
Income tax benefit (expense)	426	3,423
Net income (loss)	$(3,958)	$(77,674)

Add:
Amortization of acquisition-related intangibles (k)	18,595	20,969
Non-cash impairment loss (b)	—	75,750
Non-cash change in fair value of assets and liabilities (c)	1,785	3,778
Share-based compensation expense (d)	5,921	5,899
Transaction expenses (e)	297	921
Restructuring and other strategic initiative costs (f)	5,524	3,372
Other non-recurring charges (g)	1,440	520
Non-cash interest expense (l)	845	712
Pro forma taxes at effective rate (m)	(8,016)	(7,906)
Adjusted Net Income	$22,433	$26,341

Shares of Class A common stock outstanding (on an as-converted basis) (n)	93,946,583	97,063,687
Adjusted Net Income per share	$0.24	$0.27

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Years Ended December 31, 2024 and 2023

(Unaudited)

	Year Ended December 31,
($ in thousands)	2024	2023
Revenue	$313,042	$296,627
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$71,636	$69,703
Selling, general and administrative	145,466	148,653
Depreciation and amortization	103,710	103,857
Loss on business disposition	—	10,027
Impairment loss	—	75,800
Total operating expenses	$320,812	$408,040
Loss from operations	$(7,770)	$(111,413)
Interest income	5,992	2,822
Interest expense	(7,873)	(3,870)
Gain on extinguishment of debt	13,136	—
Change in fair value of tax receivable liability	(14,543)	(6,619)
Other income (loss)	138	(455)
Total other income (expense)	(3,150)	(8,122)
Income (loss) before income tax benefit (expense)	(10,920)	(119,535)
Income tax benefit (expense)	575	2,115
Net income (loss)	$(10,345)	$(117,420)

Add:
Amortization of acquisition-related intangibles (k)	77,144	81,642
Loss on business disposition (h)	—	10,027
Gain on extinguishment of debt (i)	(13,136)	—
Non-cash change in fair value of contingent consideration (j)	—	—
Non-cash impairment loss (b)	—	75,800
Non-cash change in fair value of assets and liabilities (c)	14,543	7,494
Share-based compensation expense (d)	25,195	22,156
Transaction expenses (e)	2,325	8,523
Restructuring and other strategic initiative costs (f)	12,494	11,908
Other non-recurring charges (g)	4,718	5,528
Non-cash interest expense (l)	3,031	2,848
Pro forma taxes at effective rate (m)	(28,151)	(23,564)
Adjusted Net Income	$87,818	$84,942

Shares of Class A common stock outstanding (on an as-converted basis) (n)	95,678,128	96,850,559
Adjusted Net Income per share	$0.92	$0.88

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three Months and Years Ended December 31, 2024 and 2023

(Unaudited)

	Three Months ended December 31,		Year Ended December 31,
($ in thousands)	2024	2023	2024	2023
Net cash provided by operating activities	$34,252	$34,863	$150,090	$103,614
Capital expenditures
Cash paid for property and equipment	(207)	(183)	(989)	(733)
Capitalized software development costs	(10,586)	(12,893)	(43,864)	(50,083)
Total capital expenditures	(10,793)	(13,076)	(44,853)	(50,816)
Free cash flow	$23,459	$21,787	$105,237	$52,798

Free cash flow conversion	64%	65%	75%	42%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months ended
(in $ thousands)	March 31, 2024	June 30, 2024	September 30, 2024
Net cash provided by operating activities	$24,801	$30,979	$60,058
Capital expenditures
Cash paid for property and equipment	(87)	(484)	(211)
Capitalized software development costs	(11,042)	(11,207)	(11,029)
Total capital expenditures	(11,129)	(11,691)	(11,240)
Free cash flow	$13,672	$19,288	$48,818

Free cash flow conversion	38%	57%	139%

(a)
See footnote (k) for details on amortization and depreciation expenses.
(b)
For the three months and year ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment. In addition, for the year ended December 31, 2023, reflects non-cash impairment loss related to a trade name write-off of Media Payments.
(c)
For the three months and year ended December 31, 2024, reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. For the three months and year ended December 31, 2023, reflects the changes in management’s estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve.
(d)
Represents compensation expense associated with equity compensation plans.
(e)
Primarily consists of (i) during the three months and year ended December 31, 2024, the three months ended September 30, 2024, the three months ended June 30, 2024 and the three months ended March 31, 2024, professional service fees incurred in connection with prior transactions, and (ii) during the three months and year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software.
(f)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.

(g)
For the three months and year ended December 31, 2024, reflects one-time processing settlements, franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three months ended September 30, 2024, the three months ended June 30, 2024 and the three months ended March 31, 2024, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three months and year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners.
(h)
Reflects the loss recognized related to the disposition of Blue Cow.
(i)
Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal.
(j)
Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(k)
Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three months ended December 31,		Year ended December 31,
($ in thousands)	2024	2023	2024	2023
Acquisition-related intangibles	$18,595	$20,969	$77,144	$81,642
Software	5,249	3,150	24,826	19,789
Amortization	$23,844	$24,119	$101,970	$101,431
Depreciation	538	592	1,740	2,426
Total Depreciation and amortization (1)	$24,382	$24,711	$103,710	$103,857

	Three Months ended
(in $ thousands)	March 31, 2024	June 30, 2024	September 30, 2024
Acquisition-related intangibles	$19,736	$19,702	$19,111
Software	6,713	6,856	6,008
Amortization	$26,449	$26,558	$25,119
Depreciation	579	213	410
Total Depreciation and amortization (1)	$27,028	$26,771	$25,529
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(l)
Represents amortization of non-cash deferred debt issuance costs.
(m)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(n)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three months and years ended December 31, 2024 and 2023. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Weighted average shares of Class A common stock outstanding - basic	88,392,571	91,206,870	89,915,137	90,048,638
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,554,012	5,856,817	5,762,991	6,801,921
Shares of Class A common stock outstanding (on an as-converted basis)	93,946,583	97,063,687	95,678,128	96,850,559